Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

16. Income Taxes

Intraperiod tax allocation rules require the Company to allocate the provision for income taxes between continuing operations and other categories of earnings, such as discontinued operations. In periods in which there is pre-tax loss from continuing operations and pre-tax income in other categories of earnings, such as discontinued operations, the Company must allocate to continuing operations an income tax benefit for the loss in continuing operations with an offsetting income tax expense to discontinued operations.

For the years ended December 31, 2016 and 2015, the Company recognized an income tax benefit of $13.2 million and $11.2 million, respectively, in continuing operations and income tax expense in discontinued operations of $13.2 million and $11.2 million, respectively. The Company did not record income taxes for the year ended December 31, 2014 because there is a pre-tax loss from both continuing operations and discontinued operations.

A reconciliation of the Company’s effective tax rate to the statutory federal income tax rate is as follows:

	Years Ended December 31,
	2016	2015	2014
Federal income tax at statutory federal rate	35.0%	35.0%	35.0%
State taxes	0.6	1.2	3.7
Permanent differences	(6.3)	(2.4)	(6.5)
Stock-based compensation	(1.5)	(1.0)	(2.7)
Tax credits	12.6	9.0	24.1
Change in deferred state tax rate	(0.3)	(1.9)	—
Other	3.7	(0.5)	1.8
Change in valuation allowance	(36.0)	(32.5)	(55.4)
Total	7.8%	6.9%	—%

During the year ended December 31, 2014, the Company recorded a deferred tax liability related to the embedded conversion option of the Convertible Notes though equity. This deferred tax liability is reflected in the deferred tax table below, but is appropriately excluded from the effective tax rate.

Temporary differences that give rise to significant net deferred tax assets as of December 31, 2016 and 2015 are as follows:

	December 31,
(in thousands)	2016	2015
Deferred tax assets
Net operating losses	$194,027	$182,992
Capitalized research and development expenses	15,854	21,444
Credit carryforwards	144,823	93,113
Depreciation	2,557	2,128
Deferred compensation	12,463	11,664
Accrued expenses	3,601	1,807
Deferred revenue	21,935	10,999
Other temporary differences	25,276	17,235
Total gross deferred tax assets	420,536	341,382
Valuation allowance	(414,558)	(326,577)
Net deferred tax assets	5,978	14,805
Deferred tax liabilities
Intangible assets	(1,428)	(2,667)
Debt discount	(4,550)	(12,138)
Net deferred taxes	$—	$—

The Company has included temporary differences for continuing and discontinuing operations in the table above because Ipsen did not acquire any of the Company’s temporary differences. The temporary differences related to the Commercial Business will reverse upon the sale to Ipsen and will be recorded in the second quarter of 2017 when the sale occurred.

The Company concluded that there are no significant uncertain tax positions requiring recognition in the consolidated financial statements. The Company’s evaluation was performed for the tax years ended December 31, 2013 through 2016, the tax years which remain subject to examination by major tax jurisdictions as of December 31, 2016. However, to the extent the Company utilizes net operating losses from years prior to 2012, the statute remains open to the extent of the net operating losses utilized. The Company’s policy is to recognize interest and penalties for uncertain tax positions as a component of income tax expense. The Company has not recognized any interest and penalties historically through December 31, 2016.

At December 31, 2016, the Company had net operating loss carryforwards for federal and state income tax purposes of $542.7 million and $367.4 million, respectively. Included in the federal and state net operating loss carryforwards is approximately $39.2 million and $25.2 million, respectively, of deduction related to the exercise of stock options. This amount represents an excess tax benefit, which will be realized when it results in reduction of cash taxes in accordance with ASC 718, Compensation – Stock Compensation. The Company’s existing federal and state net operating loss carryforwards will expire in years through 2036. The Company also has available research and development credits for federal and state income tax purposes of approximately $27.3 million and $16.3 million, respectively. The federal and state research and development credits will begin to expire in 2022 and 2025, respectively. As of December 31, 2016, the Company also had available investment tax credits for state income tax purposes of $0.8 million, which will expire in years through 2019 if unused. In addition, the Company has federal orphan drug credits of $106.4 million which begin to expire in 2031. The Company has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets, which are comprised principally of net operating loss carryforwards, deferred revenue and capitalized research and development expenses. Under the applicable accounting standards, the Company has considered its history of losses and concluded that it is more likely than not that the Company will not recognize the benefits of federal and state deferred tax assets. Accordingly, the Company has established a full valuation allowance against the deferred tax assets. In the second quarter of 2017, when the Asset Sale with Ipsen was consummated, the Company utilized deferred tax assets. The valuation allowance was released during the year ended December 31, 2017 when the Company determined it is more likely than not that the deferred tax assets will be realizable in that period.

Utilization of the net operating loss and research and development credit carryforwards may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), due to ownership change limitations that have occurred previously or that could occur in the future. These ownership changes may limit the amount of net operating loss and research and development credit carryforwards that can be utilized annually to offset future taxable income and tax. The Company completed an evaluation of ownership changes through September 30, 2016 to assess whether utilization of the Company’s net operating loss or research and development credit carryforwards would be subject to an annual limitation under Section 382 of the Internal Revenue Code. The Company believes that it may be able to utilize all of its tax attributes as a result of the analysis. To the extent an ownership change occurs in the future, the net operating loss and credit carryforwards may be subject to limitation.

The Company has not yet conducted a study of its domestic research and development credit carryforwards and orphan drug credits. This study may result in an increase or decrease to the Company’s credit carryforwards; however, until a study is completed and any adjustment is known, no amounts are being presented as an uncertain tax position. A full valuation allowance has been provided against the Company’s credits, and if an adjustment is required, this adjustment would be offset by an adjustment to the valuation allowance. As a result, there would be no impact to the consolidated statements of operations and comprehensive loss or consolidated statements of cash flows if an adjustment were required.

The change in the valuation allowance against the deferred tax assets in the years ended December 31, 2016, 2015 and 2014 was as follows:

(in thousands)	Balance at Beginning of Period	Additions	Deductions	Balance at End of Period
December 31, 2014	$207,304	$50,185	$—	$257,489
December 31, 2015	257,489	69,088	—	326,577
December 31, 2016	326,577	87,981	—	414,558